Exhibit 99.1

(1)         Following the reported transaction, the number of ordinary shares, par value $0.001, of Norwegian Cruise Line Holdings Ltd. (the “Issuer”), reported as beneficially owned by the reporting persons consists of: (a) 3,786,094 shares held of record by AAA Guarantor — Co-Invest VI (B), L.P. (“Co-Invest VI (B)”); (b) 17,617 shares held of record by AAA Guarantor — Co-Invest VII, L.P. (“Co-Invest VII”); (c) 3,455,971 shares held of record by AIF VI NCL (AIV), L.P. (“AIF VI NCL”); (d) 3,494,382 shares held of record by AIF VI NCL (AIV II), L.P. (“NCL (AIV II)”); (e) 3,415,429 shares held of record by AIF VI NCL (AIV III), L.P. (“NCL (AIV III)”); (f) 3,409,886 shares held of record by AIF VI NCL (AIV IV), L.P. (“NCL (AIV IV)”), (g) 3,817,339 shares held of record by Apollo Overseas Partners VI, L.P. (“Overseas VI”); (h) 1,578,830 shares held of record by Apollo Overseas Partners (Delaware) VI, L.P. (“Overseas Delaware”); (i) 3,855,495 shares held of record by Apollo Overseas Partners (Delaware 892) VI, L.P. (“Overseas 892”) , (j) 48,357 shares held of record by Apollo Overseas Partners (Germany) VI, L.P. (“Overseas Germany”); (k) 6,771,353 shares held of record by AIF VI Euro Holdings, L.P. (“AIF VI Euro”); (l) 2,448,896 shares held of record by AIF VII Euro Holdings, L.P. (“AIF VII Euro”); (m) 297 shares held of record by Apollo Alternative Assets, L.P. (“Alternative Assets”); (n) 2,872 shares held of record by Apollo Management VI, L.P. (“Management VI”); and (o) 964 shares held of record by Apollo Management VII, L.P. (“Management VII”).  Co-Invest VI (B), Co-Invest VII, AIF VI NCL, NCL (AIV II), NCL (AIV III), NCL (AIV IV), Overseas VI, Overseas Delaware, Overseas 892, Overseas Germany, AIF VI Euro, AIF VII Euro, Alternative Assets, Management VI and Management VII are referred to collectively as the “Apollo Holders”.

The amount of securities reported as beneficially owned following the reported transaction does not include any ordinary shares of the Issuer held of record by Star NCLC Holdings Ltd., or by any of TPG Viking, L.P., TPG Viking AIV I, L.P., TPG Viking AIV II, L.P. or TPG Viking AIV III, L.P., respectively, which have each granted the Apollo Holders an irrevocable proxy to vote shares held by such persons in the case of certain transactions that require shareholder approval.  Pursuant to the Amended and Restated Shareholders’ Agreement, as amended, among the Issuer, the Apollo Holders and the other shareholders that are a party thereto, the Apollo Holders also have the right under certain circumstances to require each of Star NCLC Holdings Ltd., TPG Viking, L.P., TPG Viking AIV I, L.P., TPG Viking AIV II, L.P. and TPG Viking AIV III, L.P. to sell the ordinary shares of the Issuer held by such entity to a third party purchaser.

AAA MIP Limited (“AAA MIP”) is the general partner of Co-Invest VI (B).  AAA Investments (Co-Invest VII), L.P. (“AAA Investments”) is the general partner of Co-Invest VII.  Alternative Assets provides management services to Co-Invest VI (B), AAA MIP and AAA Investments.  Apollo International Management, L.P. (“Intl Management”) is the managing general partner of Alternative Assets, and Apollo International Management GP, LLC (“International GP”) is the general partner of Intl Management.

Management VI is the manager of each of AIF VI NCL, NCL (AIV II), NCL (AIV III), NCL (AIV IV), Overseas VI, Overseas Delaware, Overseas 892, Overseas Germany and AIF VI Euro.  AIF VI Management, LLC (“AIF VI LLC”) is the general partner of Management VI.  Management VII is the manager of AIF VII Euro, and AIF VII Management, LLC (“AIF VII LLC”) is the general partner of Management VII.

Apollo Management is the sole member and manager of AIF VI LLC and AIF VII LLC, and Apollo Management GP, LLC (“Management GP”) is the general partner of Apollo Management.  Apollo Management Holdings, L.P. (“Management Holdings”) is the sole member and manager of International GP and of Management GP.  Apollo Management Holdings GP, LLC (“Management Holdings GP”) is the general partner of Management Holdings.

Apollo Advisors VI (EH), L.P. (“Advisors VI (EH)”) is the general partner of AIF VI NCL, NCL (AIV II), NCL (AIV III), NCL (AIV IV) and AIF VI Euro.  Apollo Advisors VI (EH-GP), Ltd. (“Advisors VI (EH-GP)”) is the general partner of Advisors VI (EH).  Apollo Advisors VII (EH), L.P. (“Advisors VII (EH)”) is the general partner of AIF VII Euro.  Apollo Advisors VII (EH-GP), Ltd. (“Advisors VII (EH-GP)”) is the general partner of Advisors VII (EH).  Apollo Principal Holdings III, L.P. (“Principal III”) is the sole shareholder of Advisors VI (EH-GP) and Advisors VII (EH-GP).  The general partner of Principal III is Apollo Principal Holdings III GP, Ltd. (“Principal III GP”).

Apollo Advisors VI, L.P. (“Advisors VI”) is the general partner or managing general partner of each of Overseas VI, Overseas Delaware, Overseas 892 and Overseas Germany.  Apollo Capital Management VI, LLC (“ACM VI”) is the general partner of Advisors VI.  Apollo Principal Holdings I, L.P. (“Principal I”) is the sole member and manager of ACM VI, and Apollo Principal Holdings I GP, LLC (“Principal I GP”) is the general partner of Principal I.  Leon Black, Joshua Harris and Marc Rowan are the managers, as well as principal executive officers, of Management Holdings GP, the managers of Principal I GP and the directors of Principal III GP.

Each of the Apollo Holders disclaims beneficial ownership of any of the Issuer’s ordinary shares beneficially owned by any of the other Apollo Holders, and each of AAA MIP, AAA Investments, Intl Management, International GP, AIF VI LLC, AIF VII LLC, Apollo Management, Management GP, Management Holdings, Management Holdings GP, Advisors VI (EH), Advisors VI (EH-GP), Advisors VII (EH), Advisors VII (EH-GP), Principal III, Principal III GP, Advisors VI, ACM VI, Principal I, Principal I GP, and Messrs. Black, Harris and Rowan, disclaims beneficial ownership of any shares of the Issuer’s ordinary shares beneficially owned by any of the Apollo Holders, in each case except to the extent of any pecuniary interest therein, and this report shall not be deemed an admission that any such entity is the beneficial owner of or has any pecuniary interest in, such securities for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or for any other purpose.

The address for Co-Invest VI (B) is c/o Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960.  The address for Co-Invest VII and AAA MIP is Trafalgar Court, Les Banques, GY1 3QL, St. Peter Port, Guernsey, Channel Islands.  The address for each of AAA Investments, Alternative Assets, Overseas Delaware, Overseas 892, Advisors VI, ACM VI, Principal I and Principal I GP is One Manhattanville Road, Suite 201, Purchase, New York 10577.  The address for each of AIF VI NCL, NCL (AIV II), NCL (AIV III), NCL (AIV IV), Overseas VI, Overseas Germany, AIF VI Euro, AIF VII Euro, Advisors VI (EH), Advisors VI (EH GP), Advisors VII (EH), Advisors VII (EH GP), Principal III and Principal III GP is c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Street, George Town, KY1-9005 Grand Cayman, Cayman Islands.  The address for each of Intl Management, International GP, Management VI, AIF VI LLC, Management VII, AIF VII LLC, Apollo Management, Management GP, Management Holdings and Management Holdings GP, and Messrs. Black, Harris and Rowan, is 9 West 57th Street, 43rd Floor, New York, New York 10019.

This Statement on Form 4 is filed by: (i) AAA Guarantor - Co-Invest VI (B), L.P., (ii) AAA Guarantor — Co-Invest VII, L.P., (iii) AIF VI NCL (AIV), L.P., (iv) AIF VI NCL (AIV II), L.P., (v) AIF VI NCL (AIV III), L.P., (vi) AIF VI NCL (AIV IV), L.P., (vii) Apollo Overseas Partners VI, L.P., (viii) Apollo Overseas Partners (Delaware) VI, L.P., (ix) Apollo Overseas Partners (Delaware 892) VI, L.P., (x) Apollo Overseas Partners (Germany) VI, L.P., (xi) AIF VI Euro Holdings, L.P., (xii) AIF VII Euro Holdings, L.P., (xiii) AAA MIP Limited, (xiv) AAA Investments (Co-Invest VII), L.P. , (xv) Apollo Alternative Assets, L.P., (xvi) Apollo International Management, L.P., (xvii) Apollo International Management GP, LLC, (xviii) Apollo Advisors VI, L.P., (xix) Apollo Capital Management VI, LLC, (xx) Apollo Principal Holdings I, L.P., (xxi) Apollo Principal Holdings I GP, LLC, (xxii) Apollo Advisors VI (EH), L.P., (xxiii) Apollo Advisors VI (EH-GP), Ltd., (xxiv) Apollo Advisors VII (EH), L.P., (xxv) Apollo Advisors VII (EH-GP) Ltd, (xxvi) Apollo Principal Holdings III, L.P., (xxvii) Apollo Principal Holdings III GP, Ltd., (xxviii) Apollo Management VI, L.P., (xxix) AIF VI Management, LLC, (xxx) Apollo Management VII, L.P., (xxxi) AIF VII Management, LLC, (xxxii) Apollo Management, L.P.,(xxxiii) Apollo Management GP, LLC, (xxxiv) Apollo Management Holdings, L.P., and (xxxv) Apollo Management Holdings GP, LLC

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  December 17, 2015

Issuer Name and Ticker or Trading Symbol: Norwegian Cruise Line Holdings Ltd. [NCLH]

AAA GUARANTOR - CO-INVEST VI (B), L.P.

By:	AAA MIP Limited
its general partner

	By:	Apollo Alternative Assets, L.P.
its investment manager

		By:	Apollo International Management, L.P.
its managing general partner

			By:	Apollo International Management GP, LLC
its general partner

				By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AAA MIP LIMITED

By:	Apollo Alternative Assets, L.P.
its investment manager

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC,
its general partner

		By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AAA GUARANTOR - CO-INVEST VII, L.P.

By:	AAA Investments (Co-Invest VII), L.P.
its general partner

	By:	Apollo Alternative Assets, L.P.
its investment manager

		By:	Apollo International Management, L.P.
its managing general partner

			By:	Apollo International Management GP, LLC
its general partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AAA INVESTMENTS (CO-INVEST VII), L.P.

By:	Apollo Alternative Assets, L.P.
its investment manager

	By:	Apollo International Management, L.P.
its managing general partner

	By:	Apollo International Management GP, LLC,
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ALTERNATIVE ASSETS, L.P.

By:	Apollo International Management, L.P.
its managing general partner

	By:	Apollo International Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO INTERNATIONAL MANAGEMENT, L.P.

By:	Apollo International Management GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO INTERNATIONAL MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VI NCL (AIV), L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VI NCL (AIV II), L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VI NCL (AIV III), L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VI NCL (AIV IV), L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VI EURO HOLDINGS, L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS VI (EH), L.P.

By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS VI (EH-GP), LTD.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VII EURO HOLDINGS, L.P.

By:	Apollo Advisors VII (EH), L.P.
its general partner

By:	Apollo Advisors VII (EH-GP), Ltd.
its general partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS VII (EH), L.P.

By:	Apollo Advisors VII (EH-GP), Ltd.
its general partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS VII (EH-GP), LTD.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS III, L.P.

	By:	Apollo Principal Holdings III GP, Ltd.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS III GP, LTD.

By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS VI, L.P.

By:		Apollo Advisors VI, L.P.,
its managing general partner

By:		Apollo Capital Management VI, LLC,
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE) VI, L.P.

By:		Apollo Advisors VI, L.P.,
its general partner

By:		Apollo Capital Management VI, LLC,
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE 892) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

	By:		Apollo Capital Management VI, LLC,
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS (GERMANY) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its managing general partner

	By:		Apollo Capital Management VI, LLC,
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS VI, L.P.

By:	Apollo Capital Management VI, LLC,
its general partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO CAPITAL MANAGEMENT VI, LLC

By:			/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC,
its general partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VI MANAGEMENT, LLC

By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VII MANAGEMENT, LLC

By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:		Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President